UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     November 12, 2007

                           ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On October 30, 2007, our Board of Directors authorized an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the issued and outstanding shares of our common stock, par value $0.0001, on a 1 for 50 basis. The Amendment was filed on October 30, 2007 with an effective filing date of November 12, 2007.

We expect the reverse split to be in effective at the opening of business on November 16, 2007. Our common stock will be traded on the Over-the-Counter Bulletin Board under the new symbol "OGOH.OB."

As a result of the reverse split, each holder of common stock will receive 1 share for each 50 shares they own immediately prior to November 16, 2007. We will not issue fractional shares in connection with the reverse stock split. Fractional shares will be rounded up to the nearest whole share.

A copy of the Amendment is attached to this current report as Exhibit 3.1 and is incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER   DESCRIPTION

3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, dated November 12, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date    November 15, 2007



On the Go Healthcare, Inc.
-------------------------------
(Registrant)



/s/ Stuart Turk
-------------------------------
(Signature)

Name: Stuart Turk
Title: Chief Executive Officer
       and President

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